Exhibit 10.9.1
                                     ANTIGUA

Thomas E. Dooley, Jr.
Chairman of the Board
Chief Executive Officer

September 20, 1996

                                                                  CERTIFIED MAIL
                                                                  --------------
                                                        RETURN RECEIPT REQUESTED
                                                        ------------------------
D & D Development Co.
9319 North 94th Way
Scottsdale, Arizona  85285

Re:      Lease Agreement dated as December 1, 1994
         9319 North 94th Way, Scottsdale, Arizona

Ladies & Gentlemen:

Pursuant to the optional "First Extension" described in paragraph 1(c) of the lease above-referenced, we hereby notify you of our exercise of that option to extend the term of the lease for an additional 12-month period.

Please contact the undersigned with any questions you may have.

Sincerely,
THE ANTIGUA GROUP, INC.

/s/ Thomas E. Dooley, Jr.
Thomas E. Dooley, Jr.
Chairman of the Board/CEO

TED/vs
cc:      C.J. Larkin
         Peter Dooley
         Stephen Manes, Esq.


The Antigua Group, Inc. 9319 N. 94th Way, Scottsdale, AZ 85258 / P.O. Box 4400, Scottsdale, AZ 85261 602-860-1444 Administration: 800-562-9777 Customer Service:
800-528-3133 Fax: 602-860-0822